Exhibit 99.1

Contact:	Susan E. Moss Senior Vice President, Marketing and Communications (502) 596-7296

KINDRED NAMES DAVID CAUSBY AS PRESIDENT-ELECT OF KINDRED AT HOME

LOUISVILLE, Ky. (November 5, 2014) – Kindred Healthcare, Inc. (“Kindred” or the “Company”) (NYSE:KND) today announced that upon closing of the Company’s previously announced acquisition of Gentiva Health Services, Inc. (“Gentiva”) (NASDAQ:GTIV), which is expected in the first quarter of 2015, David Causby will become the President of the combined Kindred at Home business.

Mr. Causby, currently Gentiva’s President and Chief Operating Officer, will be responsible for the Company’s home health, hospice, palliative, and community care offerings. As President of Kindred at Home, he will also work to advance the Company’s integrated care delivery model and Continue the Care strategy. Mr. Causby will serve on the Company’s Executive Committee and will report to Benjamin A. Breier, Kindred’s President and Chief Operating Officer.

“David is a strong leader with proven expertise in homecare, hospice and community care, which will enhance Kindred at Home’s position as an industry leader in clinical outcomes, quality and customer satisfaction,” stated Mr. Breier. “Importantly, David’s leadership and deep understanding of Gentiva’s operations, people and systems will ensure a smooth and efficient integration of Gentiva into Kindred and our Kindred at Home operations. David’s appointment will allow for continued focus on our patients and operations, and ensure a successful integration and a higher level of certainty on our cost and revenue synergy goals.”

“David’s skills will help us advance our patient-centered home-based care model, which is preferred by patients and payors,” said Paul J. Diaz, the Company’s Chief Executive Officer. “His leadership will help ensure that we are able to deliver on our Mission, and grow the care capabilities that are essential to supporting new integrated care and population health delivery models, while enabling patients to remain in the comfort of their own homes. The acquisition of Gentiva will solidify Kindred’s position as the Nation’s leading provider of home health and hospice services, rehabilitation, and integrated post-acute care.”

Jon Rousseau, President of Kindred’s Care Management Division, will partner with Mr. Causby throughout the integration process and beyond as an ongoing member of Kindred’s Executive Committee and will continue to lead the Company’s Care Management strategy, including growing Kindred’s home-based primary care program, advancing integrated partnerships, and testing new payment and delivery models. As care management is the necessary foundation to any successful patient-centered healthcare delivery system, Mr. Rousseau will continue to be instrumental in preparing Kindred for a healthcare system that rewards the value of care services over volume.

About David Causby

David Causby was appointed President of Gentiva in May 2014. He has also served as Executive Vice President and Chief Operating Officer of Gentiva since 2013. Mr. Causby joined Gentiva in 2003 and has served in various roles including President of Gentiva’s Home Health Division and Senior Vice President of Operations. Mr. Causby received a nursing degree from Presbyterian College in Charlotte, North Carolina, before earning a bachelor’s degree in Health Care Administration from the University of Phoenix.

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Kindred Names David Causby as President-Elect of Kindred at Home

November 5, 2014

Forward-Looking Statements

This press release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include, but are not limited to, statements regarding the Company’s proposed business combination transaction with Gentiva (including financing of the proposed transaction and the benefits, results, effects and timing of a transaction), all statements regarding the Company’s (and the Company’s and Gentiva’s combined) expected future financial position, results of operations, cash flows, dividends, financing plans, business strategy, budgets, capital expenditures, competitive positions, growth opportunities, plans and objectives of management, and statements containing the words such as “anticipate,” “approximate,” “believe,” “plan,” “estimate,” “expect,” “project,” “could,” “would,” “should,” “will,” “intend,” “may,” “potential,” “upside,” and other similar expressions. Statements in this press release concerning the business outlook or future economic performance, anticipated profitability, revenues, expenses, dividends or other financial items, and product or services line growth of the Company (and the combined businesses of the Company and Gentiva), together with other statements that are not historical facts, are forward-looking statements that are estimates reflecting the best judgment of the Company based upon currently available information.

Such forward-looking statements are inherently uncertain, and stockholders and other potential investors must recognize that actual results may differ materially from the Company’s expectations as a result of a variety of factors, including, without limitation, those discussed below. Such forward-looking statements are based upon management’s current expectations and include known and unknown risks, uncertainties and other factors, many of which the Company is unable to predict or control, that may cause the Company’s actual results, performance or plans with respect to Gentiva to differ materially from any future results, performance or plans expressed or implied by such forward-looking statements. These statements involve risks, uncertainties and other factors discussed below and detailed from time to time in the Company’s filings with the Securities and Exchange Commission (the “SEC”).

Risks and uncertainties related to the proposed merger include, but are not limited to, the risk that Gentiva’s stockholders do not approve the merger, potential adverse reactions or changes to business relationships resulting from the announcement or completion of the merger, uncertainties as to the timing of the merger, adverse effects on the Company’s stock price resulting from the announcement or completion of the merger, competitive responses to the announcement or completion of the merger, the risk that healthcare regulatory, licensure or other approvals and financing required for the consummation of the merger are not obtained or are obtained subject to terms and conditions that are not anticipated, costs and difficulties related to the integration of Gentiva’s businesses and operations with the Company’s businesses and operations, the inability to obtain, or delays in obtaining, cost savings and synergies from the merger, uncertainties as to whether the completion of the merger or any transaction will have the accretive effect on the Company’s earnings or cash flows that it expects, unexpected costs, liabilities, charges or expenses resulting from the merger, litigation relating to the merger, the inability to retain key personnel, and any changes in general economic and/or industry-specific conditions.

In addition to the factors set forth above, other factors that may affect the Company’s plans, results or stock price are set forth in the Company’s Annual Report on Form 10-K and in its reports on Forms 10-Q and 8-K.

Many of these factors are beyond the Company’s control. The Company cautions investors that any forward-looking statements made by the Company are not guarantees of future performance. The Company disclaims any obligation to update any such factors or to announce publicly the results of any revisions to any of the forward-looking statements to reflect future events or developments.

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Kindred Names David Causby as President-Elect of Kindred at Home

November 5, 2014

Additional Information

This press release does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. This communication may be deemed to be solicitation material in respect of the proposed merger between the Company and Gentiva. In connection with the proposed merger, Gentiva and the Company intend to file a registration statement on Form S-4, containing a proxy statement/prospectus, with the SEC. SHAREHOLDERS OF GENTIVA ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT/PROSPECTUS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Investors and security holders will be able to obtain copies of the proxy statement/prospectus as well as other filings containing information about the Company and Gentiva, without charge, at the SEC’s website, www.sec.gov. Those documents, when filed, as well as the Company’s other public filings with the SEC, may be obtained without charge at the Company’s website at www.kindredhealthcare.com.

Participants in Solicitation

The Company and its directors and executive officers, and Gentiva and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from the holders of Gentiva common stock in respect of the proposed merger. Information about the directors and executive officers of the Company is set forth in the proxy statement for the Company’s 2014 Annual Meeting of Shareholders, which was filed with the SEC on April 3, 2014. Information about the directors and executive officers of Gentiva is set forth in the proxy statement for Gentiva’s 2014 Annual Meeting of Shareholders, which was filed with the SEC on March 25, 2014. Investors may obtain additional information regarding the interest of such participants by reading the proxy statement/prospectus regarding the proposed merger when it becomes available.

About Kindred Healthcare

Kindred Healthcare, Inc., a top-150 private employer in the United States, is a FORTUNE 500 healthcare services company based in Louisville, Kentucky with annual revenues of $5 billion and approximately 63,000 employees in 47 states. At June 30, 2014, Kindred through its subsidiaries provided healthcare services in 2,353 locations, including 97 transitional care hospitals, five inpatient rehabilitation hospitals, 98 nursing centers, 21 sub-acute units, 153 Kindred at Home hospice, home health and non-medical home care locations, 104 inpatient rehabilitation units (hospital-based) and a contract rehabilitation services business, RehabCare, which served 1,875 non-affiliated facilities. Ranked as one of Fortune magazine’s Most Admired Healthcare Companies for six years in a row, Kindred’s mission is to promote healing, provide hope, preserve dignity and produce value for each patient, resident, family member, customer, employee and shareholder we serve. For more information, go to www.kindredhealthcare.com. You can also follow us on Twitter and Facebook.

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